SUMMARY PROSPECTUS	August 1, 2016

Davenport Balanced Income Fund (DBALX)

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at http://www.investdavenport.com. You can also get this information at no cost by calling 1-800-281-3217 or by sending an email request to fundinfo@ultimusfundsolutions.com. The current Prospectus and SAI, dated August 1, 2016, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

The investment objective of the Davenport Balanced Income Fund (the “Balanced Income Fund” or the “Fund”) is current income and an opportunity for long term growth.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses (1)	1.50%
Total Annual Fund Operating Expenses	2.25%
Management Fee Reductions	1.00%
Total Annual Fund Operating Expenses After Management Fee Reductions (2)	1.25%

(1)	Based on estimated amounts for the current fiscal year.

(2)

Davenport & Company LLC (the “Advisor”) has contractually agreed, until August 1, 2017, to reduce Management Fees and to reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, costs to organize the Fund and extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Management Fee Reductions and Other Expenses reimbursed by the Advisor are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding the items specified above) to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed. This arrangement may be terminated by either party upon 60 days’ prior written notice, provided, however, that (1) the Advisor may not terminate this arrangement without the approval of the Board of Trustees, and (2) this arrangement will terminate automatically if the Advisor ceases to serve as investment adviser of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account the Advisor’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for a period of one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 127	$ 607

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund invests in a diversified portfolio of equity and fixed income securities, including exchange-traded funds (“ETFs”) that invest in equity and fixed income securities. Under normal market conditions, the Fund will target an allocation of no more than 75% and no less than 25% of its total assets in equity securities and no less than 25% of its total assets in fixed income securities. With regard to the Fund’s equity securities, the Advisor looks for companies that have established business models, attractive valuations, a history of dividend payment and growth, and/or dividend growth potential. The Fund’s fixed income securities are used to enhance current income and provide added stability. The Fund may invest in fixed income securities of any duration, maturity or quality rating.

The Fund may invest in shares of ETFs if the Advisor believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday.

The Fund may invest in equity and debt obligations of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.” The Advisor considers “emerging markets” to include any country that is defined as an emerging or developing economy by The International Monetary Fund, the World Bank, the United Nations or the countries’ authorities. The Fund may invest in ETFs that invest primarily in common stocks or debt obligations of foreign companies, including regional and/or country specific ETFs, as well as emerging market ETFs.

Equity Securities. The Advisor seeks to identify companies that may be undervalued because they are currently out of favor with the market or temporarily misunderstood by the investment community. The Advisor may also invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. The Advisor will assess the sustainability of a company’s dividend payments by analyzing its dividend history, its competitive position and industry dynamics. The Advisor uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. In selecting equity investments for the Fund, the Advisor will focus on companies that exhibit one or more of the following characteristics:

●	attractive valuation based on intrinsic, absolute and relative value

●	attractive dividend yield

●	history of growing dividends with the likelihood of sustainable dividend growth

●	an attractive business model, sound balance sheet and a disciplined management team

The Advisor attempts to control risk through diversification among major market sectors, but may overweight a position or a sector that is believed to have favorable prospects. The Advisor does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may also invest in the equity securities of master limited partnerships (“MLPs”). MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. By confining their interests to specific activities, MLP interests or units are able to trade on public securities exchanges exactly like shares of a corporation, without entity level taxation.

An equity security will be sold when the Advisor believes it no longer has the potential for capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

Fixed Income Securities. The Fund may invest in fixed income securities of all types, including, but not limited to, government and government-related securities, mortgage and asset-backed securities, corporate and municipal bonds and floating rate securities. The Fund may invest in investment grade and non-investment grade fixed income securities. Investment grade fixed income securities are securities that are rated in one of the four highest rating categories by any nationally recognized rating agency or unrated securities determined to be investment-grade quality by the Advisor. Non-investment grade fixed income securities, often referred to as “junk bonds,” are rated below the four highest rating categories.

The Fund may invest in fixed income securities of any maturity or duration. The Fund will calculate its effective duration by using each security’s nearest call date or maturity, whichever comes first. Duration is the measure of the Fund’s sensitivity to changes in interest rates. For example, if interest rates move up one percentage point (1%) while the Fund’s duration is 4 years, the share price on the Fund’s fixed income securities would be expected to decline by 4%.

The proportion of the Fund’s investments held in various fixed income securities will vary depending upon economic trends, changes in the shape of the yield curve and sector analysis. In selecting fixed income securities, the Advisor will consider factors such as interest rate trends, yield curve analysis, credit ratings, liquidity, duration and appreciation potential. A fixed income security will be sold when it no longer meets the Advisor’s criteria for investment or when a more attractive investment in available.

What are the Principal Risks of Investing in the Fund?

The Balanced Income Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

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Emerging Markets Risk. Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time. As of March 31, 2016, the Fund had 29.7% of the value of its net assets invested in stocks within the Financials sector (including REITs). Companies in the Financials sector could be affected by, among other things, changes in interest rates, debt defaults, availability of financing and regulatory changes. The value of a REIT could be affected by, among other things, changes in real estate values, defaults and regulatory changes.

Small Company Risk. Small, unseasoned companies often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of smaller companies may be subject to greater price fluctuations than large capitalization securities.

Master Limited Partnership (“MLP”) Risk. Investments in securities of MLPs involve certain risks that differ from investments in common stock, including risks related to a common unit holder’s limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. Certain MLP securities may experience limited trading volumes and abrupt or erratic price movements at times. MLPs are considered to be interest-rate sensitive and may not provide attractive returns during periods of interest rate volatility.

MLPs that operate in the energy sector are subject to specific risks, including fluctuations in commodity prices, reduced consumer demand for commodities, extreme weather or natural disasters, regulatory changes, threats of terrorist attacks on energy assets, changes in regulations, or depletion of energy reserves.

Fixed Income Risk. The value of the fixed income securities held by the Fund will fluctuate based on a variety of factors, including: interest rates, general bond market conditions, the maturity of the security and the creditworthiness of an issuer. Fixed income securities may be sensitive to political developments and economic uncertainty. Recent events in the fixed income markets may elevate the risk of volatility in the price and yields of certain fixed income securities and the potential for increased redemptions.

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Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline. A low interest rate environment may increase the Fund’s exposure to risks associated with rising interest rates, particularly for securities with longer maturities. As of the date of this prospectus, interest rates are near historic lows, which may increase the Fund’s exposures to the risk associated with rising interest rates.

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Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity or duration of a fixed income security, the greater the effect a change in interest rates may have on its share price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration.

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Credit Risk. The value of the Fund’s fixed income securities is also dependent on the ability of the issuer to make timely payments of principal or interest on the obligation. Nearly all fixed income securities are subject to credit risk, which may vary depending upon whether the issuer is a corporation, domestic or foreign government, or government agency. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due. Corporate debt obligations rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. Lower rated fixed income securities are considered to have speculative characteristics in their continuing ability to repay principal and interest, when due. They may possess a greater risk of default or price changes due to changes in the issuer’s creditworthiness or the market’s perceptions of an issuer’s creditworthiness. The issuers of these securities may not be as financially secure as the issuers of higher rated securities.

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Government Securities Risk. U.S. Government securities are subject to varying degrees of credit risk, depending upon whether the securities are supported by full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, only by the credit of the issuing U.S. Government agency, instrumentality or corporation or otherwise supported by the United States. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. Government to meet its obligations may negatively impact the value of U.S. Government securities held by the Fund. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

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Mortgage-Related Securities Risk. Mortgage-related securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater illiquidity risk. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

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Asset-Backed Securities Risk. Asset backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

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Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity and increased volatility which may become exacerbated during periods of economic or political stress. Lower rated securities and foreign debt securities may be subject to greater liquidity risk due to the lack of an active market and a reduced number of market participants.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Investment Style and Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. The assumptions by which the Advisor bases its allocation among fixed income and equity securities may not produce the intended results and the Fund’s portfolio securities may not appreciate in value as expected. The allocations among equity and fixed income securities may limit the Fund’s potential for capital appreciation relative to a Fund that invests primarily in equity securities and may contribute to greater volatility than a Fund that invests primarily in fixed income securities.

What has been the Fund’s Performance History?

The Balanced Income Fund is new and therefore does not have a performance history for a full calendar year to report. When the Fund has returns for a full calendar year, this Prospectus will include performance information, which will give some indication of the risks and variability of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

Management of the Fund

Investment Advisor

Davenport & Company LLC (the “Advisor”)

Portfolio Managers

The equity portion of the Balanced Income Fund is managed by members of the Advisor’s Investment Policy Committee (“IPC”) and the fixed income portion by Charles A. Gomer, III and Christopher T. Kelley. The IPC is responsible for determining the Fund’s asset allocations among equity and fixed income investments.

The portfolio managers of the Fund are:

Name	Title with the Advisor	Length of Service to the Fund
*John P. Ackerly, IV, CFA	Senior Vice President and Director	Since inception (2015)
*Michael S. Beall, CFA	Executive Vice President and Director	Since inception (2015)
*E. Trigg Brown, Jr.	Executive Vice President and Director	Since inception (2015)
*Robert B. Giles	Executive Vice President and Director	Since inception (2015)
*William M. Noftsinger, Jr.	Senior Vice President and Director	Since inception (2015)
*George L. Smith, III, CFA	Senior Vice President and Director	Since inception (2015)
*David M. West, CFA	Senior Vice President and Director	Since inception (2015)
Christopher T. Kelley	Assistant Fixed Income Portfolio Manager	Since inception (2015)
Charles A. Gomer, III	Senior Vice President	Since inception (2015)

*	Member of the IPC

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UGMT”), or accounts held by employees of the Advisor and their immediate families.

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $50.

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.